UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 21, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 21, 2013 at the American Thoracic Society International Conference in Philadelphia, Pennsylvania, GlaxoSmithKline plc (GSK) presented posters containing information from Phase 3 studies of the combination treatment fluticasone furoate/vilanterol (FF/VI), Phase 3 studies of the combination treatment umeclidinium bromide (UMEC)/VI.  FF/VI, known in the United States as BREO™ ELLIPTA™ (100/25mcg), recently gained U.S. Food and Drug Administration approval as an inhaled long-term, once-daily maintenance treatment of airflow obstruction in patients with chronic obstructive pulmonary disease (COPD), including chronic bronchitis and/or emphysema.  It is also indicated to reduce exacerbations of COPD in patients with a history of exacerbations.  It is not indicated for the relief of acute bronchospasm or the treatment of asthma.  FF/VI remains in development elsewhere in the world for the maintenance treatment of asthma and COPD, with pending marketing authorization applications in a number of countries.  It is not currently approved or licensed in the European Union or anywhere outside of the U.S.  UMEC, a long-acting muscarinic antagonist, combined with VI, a LABA, is a once-daily investigational medicine for the maintenance treatment of patients with COPD.  FF/VI and UMEC/VI are in development under the LABA collaboration agreement between GSK and Theravance, Inc.  The posters are filed as Exhibits 99.1 to 99.4 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

Exhibit 99.1	Effect of fluticasone furoate (FF)/vilanterol (VI) compared with VI on COPD exacerbations: a pre-specified subgroup analysis

Exhibit 99.2	Efficacy of fluticasone furoate (FF)/vilanterol (VI) on lung function in COPD: a pre-specified subgroup analysis

Exhibit 99.3	The efficacy and safety of umeclidinium/vilanterol compared with tiotropium in COPD

Exhibit 99.4	Efficacy and safety of once-daily umeclidinium/vilanterol 62.5/25mcg in patients with COPD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 21, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Effect of fluticasone furoate (FF)/vilanterol (VI) compared with VI on COPD exacerbations: a pre-specified subgroup analysis

Exhibit 99.2	Efficacy of fluticasone furoate (FF)/vilanterol (VI) on lung function in COPD: a pre-specified subgroup analysis

Exhibit 99.3	The efficacy and safety of umeclidinium/vilanterol compared with tiotropium in COPD

Exhibit 99.4	Efficacy and safety of once-daily umeclidinium/vilanterol 62.5/25mcg in patients with COPD